Exhibit 99.1

1 Black Fox & Stock Mine Properties 2018 Exploration Update 1

ADDITION of 22k OZ Au Resources at Froome UPDATED 127k OZ AuEq Resources at Tamarack NEW 114k OZ Au Resource at Stock East Zone 300% Increase in Surface Exploration 94,000+ m drilled 9 NEW Gold Occurrences Black Fox & Stock – Summary of 2018 Activities 2 Excellent Progress Visible Gold 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018. AuEq: Gold equivalent.

On the Golden Highway
Black Fox Complex Acquired: Oct 2017

- **1 Mine + 1 Mill**
- **48,000 oz gold production (2018, 2019)**
- **+ 1.25 Moz Au M&I resource**
- **Exploration potential**
- **US$180 million tax pools**

Total of $560M invested by previous owners[1]

MUX paid $35M for acquisition



Timmins-Matheson Region
+70Moz gold
Stock
Taylor
Black Fox
Lexam
Timmins
Destor-Porcupine Fault
Matheson
McEwen Mining Project
20 Km

All the Right Ingredients:

- ✓ Strategic Land Position
- ✓ High grade & high gold endowment
- ✓ Underexplored
- ✓ Multiple deposits and structures

[1] Primero's 2014 purchase price of +$300 million plus ~$140 million in assumed liabilities plus capex & exploration of +$120M

3

Stock Mine/Mill Great Location The Key: Numerous Generations of Structural Preparation & Fluid Entry Black Fox Mine 4

Black Fox Mine Site: Limited Exploration pre-MUX Restricted to 3 Clusters 6 Owners since 1990 Large Gaps within fertile Structural Corridors Froome 2016: $4.65M USD spent 300 DDHs = 159k OZ Grey Fox 2008-2014 1050 DDHs = 465k OZ Black Fox Mine 576k OZ @ 7.9 g/t Au 5

Converting Resources to Reserves Black Fox Mine - Underground Extend Life of Mine >10 g/t Au 6 30,000m Drilled UG YTD

Gibson-Kelore structure Black Fox structure GROWING RESOURCES ADJACENT TO OPERATIONS Top 3 Targets: 1) In-Mine = Deep Central Zone 2) Tamarack = Base Metal – Gold 3) Froome Area = Expansion A simple plan for 2018: GRAB the Opportunities! Black Fox MINE 1 2 3 7

Longitudinal Section - Looking NE 7.24gpt Au / 3.9m 4.5gpt Au / 3.79m 21.6gpt Au / 0.8m ~800m DCZ HQV FW CENTRAL Froome Resource Reserve Mined out 2015-2016 Focus = 159K Oz @ 5.26 g/t Au Historic UG Exploration rarely 100m ahead of Mining faces BLACK FOX Mine before McEwen 8

Verified Down-Plunge Extensions: High Quartz Zone Deep Central Zone Still OPEN to Depth Longitudinal Section - Looking NE Resource Reserve Open Pit 1) Black Fox – UNDERGROUND 9 55.1gpt Au / 1.2m 44.4gpt Au / 7.5m 141.2gpt Au / 2.4m 320.7gpt Au / 0.6m 1-2 rigs devoted to Exploration: 21,000m UG Drilling YTD 1050mL confirmation

Open Pit Black Fox Mine Site: Growing Resources in 2018 – UNDERGROUND 10 55.1g/t Au / 1.2m a) Expand Hi-Grade Resources by YE b) Explore Down-Plunge Extensions in 2019 Excavation of 810mL Drill Drift now UNDERWAY 12-Hole INFILL drilling >Sept 15th INFILL campaign from 490mL now UNDERWAY OPEN OPEN OPEN classic Porcupine Camp footprint: - short Strike Length - extended Plunge Length 15,350m drilled UG

2) Tamarack multi-metal A Unique Opportunity <50 DDH 2004-2016 Gold-Silver Lead-Zinc upper lens w/in 200m of Surface #17BF-621: 9.46 g/t AuEq over 3m CL from 7.5% Zn, 5%Pb & 92 g/t Ag -150m Vertical 11

2) Tamarack multi-metal Au & Ag phase: #18BF-636 @ -100m Vert. 22.2 g/t Au & 20.5 g/t Ag over 1m CL 12

Black Fox Mine Ramp FIRST MUX RESOURCE SRK Consulting, May‘18: 127Koz @ 5.08 g/t Au Equivalent Metallurgical Studies Underway 2) Tamarack BM Taking Advantage of an over-looked opportunity to ADD multi-metal revenues 13 500m East of Main Ramp

Black Fox Mine Site: 2019: Search for Replicas Intense metal enrichment in structurally-controlled contact zone Gibson-Kelore structure Black Fox MINE Black Fox structure 14 ? ? ?

3) Growing the Profitability of the Froome Deposit

150m NE of Expanded Froome resources

#663: **7.9 / 4m CL** @ -45m Vertical
#G279: 53.93/9.9m CL
Inc. 116.6/4.5m CL @ -75m Vertical


114.6


NORTH
Froome Deposit:
181K Oz @ 5.1 g/t Au
2 Km

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22K OZ Expansion of Froome & Addition of FW Occurrence Froome FW Zone 116.6g/t Au / 4.5m CL Conceptual development NEW ! Froome’s Indicated Resource = 181k OZ @ 5.1 g/t Au Looking to NW 16

17 SUMMARY: Black Fox Resources Growth Since 2017 Acquisition Indicated Resources 1Resource & reserves, see www.mcewenmining.com/operations/reserves-and-resources/default.aspx for tonnage, grade, ounces, open pit and underground & press release “McEwen Mining Intersects 53.9 g/t Gold Over 8.3 m at the Froome Footwall”, Sep 6, 2018. 1 4 2 3 Current Indicated Resource Ounces % Grade % 1 Black Fox 576Koz @ 7.9 g/t Au +50% +4.5% 2 Froome 181Koz @ 5.1 g/t Au +20% N/A 3 Tamarack 127Koz @ 5.08 g/t AuEq +253% -31% 4 Grey Fox 465Koz @ 6.64g/t Au -30% +50% Total 1,348,000 oz +12%

Black Fox Mine Site Limited Exploration pre-MUX Restricted to 3 Clusters High-Definition Infill ONLY Froome 2016: $4.65M USD spent 300 DDHs = 159k OZ Grey Fox 2008-2014 1050 DDHs Black Fox Mine 576k OZ @ 7.9 g/t Au 18

Black Fox Surface Exploration: Dec‘17: 22 Target Sites Prioritized Large Gaps within under-explored, fertile Structural Corridors: Gibson-Kelore Black Fox Destor-Porcupine Regional Froome 2016 Grey Fox 2008-2014 1050 DDHs 19

PROPERTY-SCALE exploration: Aggressive Targeting simple YES/NO Assessment by Drilling Results-Driven follow-up up to 9 Surface Rigs @ Black Fox > 64,000m drilled YTD 35,000 samples shipped Gibson-Kelore structure Black Fox Trend 20 Regional DPFZ

Black Fox MINE Froome Resources Tamarack BM-Au PROPERTY-SCALE exploration: Successful 1st Pass ! ADDITIONAL Drilling Required Gibson-Kelore structure 7 NEW Gold Occurrences! follow-up planned QTR-4 and 2019 Grey Fox Resources 21

Property-Scale Exploration: 4 Examples: New styles of Gold Mineralization in 2018 Gibson-Kelore structure GIBSON Deep PIKE RIVER GIBSON SW Black Fox MINE Black Fox structure 147 NE Zone 22

Site-Wide Exploration 1) GIBSON SW Hi-Grade Veining 200m off of the GK Corridor DDH #1062: 639gpt Au / 1.2m CL at 79m Depth Gibson SW 639gpt Au / 1.2m CL Structure is OPEN in all directions 23

Site-Wide Exploration: 2) PIKE RIVER Shallow, High-grade Intercept another Over-Looked Opportunity 18PR-032: 35.03/3.3m CL Incl. 50.85/2m CL DDH #18PR-032: 35.03 g/t Au over 3.3m at 70m Depth from 4 consecutive samples: 21.5 / 80.2 / 6.55 / 15.55 g/t Au Structure is OPEN in all directions 24

Black Fox MINE 3) 147 NE Zone SHALLOW Vein Set – perpendicular to typical Grey Fox orientation 17 new Intercepts over 140m Strike at 3-125m Vertical Depth Potential Ramp Access Adjacent to 465k OZ Resources at Grey Fox 16.11 g/t over 3m CL 147 NE Zone: 16.11 / 3m CL 4.26 / 8m CL Grey Fox Resources 465k OZ 25

Bulk Zone @ -500mL: 3.1/34m CL incl. 9.7 / 7m 3.1 g/t Au over 34m CL at 500m Depth Higher-Grade central shoot: 9.7 g/t over 7m CL 4) GIBSON Deep: Structural Zone = deep BULK Mineralization Breccia Structure is OPEN in all directions 26

Surface Exploration Drilling at STOCK: 10,000m (original) >28,733m (end Q3) Stock Mine/Mill Ideal Setting: All the Ingredients for Discovery 27

DEEP Mine Gap Stock EAST 2km 137k OZ Past Production avg 5.5 g/t Au STOCK: Significant mineralization confirmed 28

29 #S18-10 : 14 grains VG w/in Brecciated QCVs - cutting bleached & altered (sericite-carbonate-fuchsite) intercalated Volcanics East Zone 5.24 g/t Au over 14.8m CL (from 204-218.8m) incl. 2m of 26.53 g/t Au

30 #S18-56 @ -375mL = deepest intercept by Aug’18 Brecciated QCVs cutting bleached , altered (sericite-carbonate-fuchsite), & pyritic (20%) Mafic Volcanics East Zone 6.65 g/t Au over 2.9m CL (from 473.1-479.95m)

Stock Property – *High Priority Exploration in 2018*

Excellent drill results YTD:

- Over 2km strike length
- *New style* of Porphyry-Hosted mineralization south of main Volcanic system



0.78g/t Au / 35.1m CL
10.85g/t Au / 1m CL
2.38gpt Au / 20.4m
Inc. 3.89g/t Au / 9m
4.82gpt Au / 16.3m
Inc. 19.23g/t Au / 2.9m
Stock Deposit
Stock East
22.15g/t Au / 2m CL
Gap
>10 gxm contours
500m
0.87g/t Au / 18m CL
HW Porphyry
0.92g/t Au / 33.1m CL
3.05g/t Au / 14m CL
Inc. 9.51g/t Au / 1m
& 4.02g/t Au / 6.5m
5.58g/t Au 3.30m CL
Inc. 14.80g/t Au / 1m
7.01g/t Au / 3.80m
Inc. 30.10g/t Au / 0.80m
Au gxm Range
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10
< 5
gxm = grade x thickness
0
1,000
meters

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Gap Stock East Inferred Resource Sept. 5 10.85g/t Au / 1m Stock Deposit Au gxm Range 0.78g/t Au / 35.1m >10 gxm contour gxm = grade x thickness O/P Inferred (0.25 g/t cut): 40k OZ Au avg 1.58 g/t UG Inferred (2.4 g/t cut): 73k OZ avg 3.85 g/t Stock Property – Building a New Resource in 2018 32 East Zone 2018: Inferred Resources = 114k OZ Au

Plenty of Room to Advance & Grow Resources in 2019 Gap Stock East Stock Deposit OPEN OPEN Stock Property – Expand Opportunities! 33 OPEN 2KM OPEN 2KM OPEN

Summary : Excellent Progress in only 9 Months at STOCK and BLACK FOX 34 127k OZ AuEq Indicated Resource at TAMARACK Expanded FROOME’s Indicated Resources by 22k OZ Au NEW Inferred Resources at STOCK = 114k OZ Au Confirmed Plunge Potential >800mL at BLACK FOX Operations 9 New Gold Occurrences YTD Numerous High-Quality targets AHEAD

Depth of Archean Gold Deposits

Black Fox & Stock

Still early days !



Stock Mine: 30.1 g/t Au over 0.8m CL at 650mL
Black Fox: 55.1 g/t Au over 1.2m CL at 1050mL
HG Young
Campbell
Red Lake
Hollinger
Dome
Bell Creek
Hoyle Pond
Stock
Stock East
Black Fox
Macassa
Kirkland
Teck Hughes
Lake Shore
Wright-Hargreaves
Sylvanite
Toburn
1,000m
2,000m
2,000m
Red Lake
Timmins Camp
Kirkland Lake

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36 Thanks to the NEOMMS ‘18 Volunteers 36